December 21, 2016

Edgar Lomax Value Fund

A series of Advisors Series Trust (the “Trust”)

Investor Class – LOMAX

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information
(“SAI”), each dated February 28, 2016

On December 8, 2016, at the recommendation of The Edgar Lomax Company (the “Advisor”), investment advisor of the Edgar Lomax Value Fund, the Board of Trustees (the “Board”) of the Trust approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor will reduce the Fund’s management fee from 0.80% to 0.55% effective January 1, 2017.

The Board also approved, at the recommendation of the Advisor, an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund’s Expense Cap from 0.96% to 0.70% effective January 1, 2017.  This Expense Cap will be in place at least through February 27, 2018.

Additionally, the Advisor desires to modify its voluntary performance fee waiver to the benefit of Fund shareholders.  Previously, the Advisor had voluntarily agreed to waive a portion of its management fee and pay certain Fund expenses whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return was less than that of the S&P 500® Value Index for the corresponding period; under this condition, “Total Annual Fund Operating Expenses” would have been reduced to 0.75% or 0.60% for the 3-year period (depending on Fund net assets) and to 0.50% for the 5-year period.  The Advisor is now voluntarily agreeing to waive a portion of its management fee and pay certain Fund expenses such that “Total Annual Fund Operating Expenses” will decline to 0.50% for underperformance during either the 3-year or 5-year period, effective January 1, 2017.  This voluntary waiver will be in place at least through February 27, 2018.

In connection with these reductions, the “Fees and Expenses of the Fund” section on page 1 of the Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.02%
Less: Fee Waiver and Expense Reimbursement(1)	-0.32%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.70%
________________________
(1)
    The Edgar Lomax Company (the “Advisor”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) do not exceed 0.70% of the Fund’s average daily net assets (the “Expense Cap”).  The Expense Cap will remain in effect through at least February 27, 2018, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.  In addition, the Advisor has voluntarily agreed to waive a portion of its management fee contingent upon the Fund’s performance versus the S&P 500® Value Index.  If the Advisor waives management fees under this arrangement, it has also agreed to absorb all Fund expenses, other than management fees, AFFE, interest, taxes and extraordinary expenses.  The Advisor has agreed to continue this waiver arrangement through at least February 27, 2018.  While this waiver arrangement may be discontinued at any time after February 27, 2018, the Advisor has no current intention of doing so.  With the voluntary waiver arrangement, actual Total Annual Fund Operating Expenses were 0.64% for the fiscal year ended October 31, 2016.  For more information, please see the “Management Fee and Voluntary Fee Waiver” section in the statutory prospectus.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$293	$532	$1,219

All other references contained in the Summary Prospectus, Prospectus and SAI to the Fund’s management fee, Expense Cap and voluntary fee waiver are hereby superseded by the information contained in this Supplement.

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Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.